UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22690

Tortoise Energy Independence Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

Item 1. Report to Stockholders.

Tortoise Energy Independence Fund, Inc. Annual Report • 2013

The North American energy revolution

2013 Annual Report	1

Fund at a glance

Tortoise believes Tortoise Energy Independence Fund, Inc. (NYSE: NDP) is the first closed-end fund with a focus on North American crude oil and natural gas production growth — growth which supports energy independence.

Investment opportunity

Technological developments are now providing access to vast amounts of unconventional resources in North American oil and gas reservoirs, with the potential for an extended period of production growth. Virtually unthinkable a few years ago, North America now has the opportunity to be a global leader in energy production, with many experts predicting North America could become energy self-sufficient over the coming decades.

To capture the heart of this significant North American production growth potential, NDP invests in energy producers, also known as the upstream portion of the energy value chain. While commodity prices will fluctuate, we believe the sector’s volume growth potential provides an attractive long-term investment opportunity.

Targeted investment characteristics

NDP primarily invests in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs, and, to a lesser extent, in companies that provide associated transportation, processing and storage. The majority of NDP’s investments include upstream energy companies with the following targeted characteristics:

  Substantial acreage positions in premier North American oil and gas fields

  Production volume growth potential over many years

  High quality, financially disciplined management teams

  Total return potential through a combination of current income and capital appreciation

We also write (sell) out-of-the-money covered call options on companies that meet our investment thresholds, seeking to mitigate portfolio risk, increase current income and enhance long-term total return potential across economic cycles.

Portfolio statistics at November 30, 2013 (unaudited)

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2	2013 Annual Report

December 31, 2013

Dear fellow stockholders,

The fiscal year ended Nov. 30, 2013 was a positive one for oil and gas production companies, which continued to benefit from robust domestic volume growth, propelling America’s progress towards greater energy independence.

Despite some periods of volatility, the broad equity market also enjoyed a positive year, supported by continued low interest rates, strengthening corporate balance sheets, and improvements in employment and manufacturing. The year presented some macroeconomic challenges, chief among them geopolitical tension at times in the Middle East and continued partisan gridlock in Washington that resulted in a partial government shutdown in the final fiscal quarter of the year. Despite these transitory headwinds, investors remained upbeat about the domestic energy renewal underway in North America, fueled by the opportunity in domestic oil and gas production, the key strategic focus of the fund.

Energy production review and outlook

The Tortoise North American Oil and Gas Producers IndexSM posted a healthy 21.1 percent total return for the fiscal year ending Nov. 30, 2013, but nonetheless trailed the broad equity market as represented by the S&P 500 Index®, which posted a 30.3 percent total return for the same period. Although oil and gas producers benefited from robust production, the fiscal and political uncertainties noted above provided some moderate headwinds at times over the course of the year.

According to the Energy Information Administration, U.S. crude oil production is up an astonishing 50 percent since 2008, with U.S. oil/liquids volume growth reaching nearly 1 million barrels per day last year, a rate of growth higher than any other country in the world. Production growth accelerated in 2013, with production topping 8 million barrels per day by fiscal year end. Meanwhile, abundant domestic natural gas has effectively eliminated the United States’ dependency on foreign gas imports and is also creating a long-term demand opportunity. North America’s prolific production, which is estimated to reach nearly 74 billion cubic feet per day by the end of this decade, is expected to drive an increased use of natural gas from a myriad of sources such as power generation and manufacturing.¹ And, as global demand for gas increases, it’s anticipated that foreign demand for liquefied natural gas trade also will expand due to its relatively low domestic cost.

On the price side, geopolitical unrest in the Middle East drove some volatility in crude oil prices, which moved from $89.09 per barrel (West Texas Intermediate) at the start of the fund’s fiscal year to a peak of $110.53 per barrel in early September, with the price moderating in the last fiscal quarter due to capacity constraints and moderating geopolitical concerns, to close the year at $92.72. With respect to natural gas, prices experienced some moderate volatility, beginning the fiscal year at $3.44 and peaking in April at $4.38 per million British thermal units (MMbtu). The price of natural gas fluctuated during the summer months, ending the year at $3.79 per MMbtu as colder weather and natural gas working inventories fell below last year’s levels.

Fund performance review

The fund’s total assets increased from approximately $418.9 million on Nov. 30, 2012 to $442.7 million on Nov. 30, 2013, primarily from net realized and unrealized gains on investments as well as approximately $7.3 million in new leverage proceeds. The fund’s market-based total return was 15.8 percent and its NAV-based total return was 25.2 percent (both including the reinvestment of distributions). The difference between the market value total return and NAV total return reflected a widening in the discount of the fund’s stock price relative to its NAV over the year.

The fund’s robust fiscal year asset performance can be attributed largely to its strategy of focusing on North American oil and gas producers operating in premier basins. Crude oil and natural gas liquids producers in the Eagle Ford, Permian and Bakken shale and natural gas producers in the Marcellus were the greatest contributors to the fund’s

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	3

positive performance. Although North American exploration and production generally experienced a positive year, operators in those particular basins were positioned to experience the greatest growth. Some upstream MLPs continued to battle significant market and regulatory headwinds from concerns around accounting for hedging and maintenance capital spending, which ultimately restrained their performance. The fund’s midstream holdings contributed positively to overall fund performance, albeit to a much lesser extent. The fund’s covered call strategy continued to provide additional current income, even in a historically low VIX (low volatility) environment, with the notional amount of the portfolio’s covered calls averaging 41 percent of total assets and their out-of-the money percentage averaging 7.9 percent during the year.

The fund paid a distribution of $0.4375 per common share ($1.75 annualized) to stockholders on Nov. 29, 2013. This distribution represented an annualized distribution rate of 7.3 percent based on the fund’s fiscal year closing price of $24.08 per share. For tax purposes, distributions to stockholders for 2013 were 79 percent ordinary dividend income, 15 percent qualified dividend income, 3 percent long-term capital gains and 3 percent return of capital. The fund ended the period with leverage (bank debt) at 12.7 percent of total assets. Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

In Remembrance

We are deeply saddened by the recent loss of our founding board member, Dr. John R. Graham, who died on Dec. 20, 2013 after a courageous battle with cancer. John leaves a lasting legacy of being a diligent board member who cared passionately about the investors he represented. During his decade of service, John played an integral role in creating a high standard of governance as the nominating and governance committee chair for the fund. As importantly, John was a respectful, humble person who enriched the lives of those who knew him. We are extremely grateful for his service. He will be missed.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Independence Fund, Inc.

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

¹CITI, 2013

The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The S&P 500 Index® is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

4	2013 Annual Report

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements

	Period from
	July 31, 2012(1)
	through	Year Ended	2013
	November 30, 2012	November 30, 2013	Q1(2)	Q2(2)	Q3(2)	Q4(2)
Total Income from Investments
Distributions received from investments	$3,771	$11,653	$2,869	$2,962	$2,805	$3,017
Less foreign withholding taxes	(143)	(364)	(100)	(94)	(83)	(87)
Dividends paid in stock	382	1,598	385	393	403	417
Net premiums on options written	4,089	17,618	4,142	4,339	4,356	4,781
Interest and dividend income	31	—	—	—	—	—
Total from investments	8,130	30,505	7,296	7,600	7,481	8,128
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,151	3,965	921	974	1,008	1,062
Other operating expenses	222	586	146	144	143	153
	1,373	4,551	1,067	1,118	1,151	1,215
Distributable cash flow before leverage costs	6,757	25,954	6,229	6,482	6,330	6,913
Leverage costs(3)	114	570	138	142	144	146
Distributable Cash Flow(4)	$6,643	$25,384	$6,091	$6,340	$6,186	$6,767
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$2,197	$17,443	$991	$5,236	$(1,042)	$12,258
As a percent of average total assets(5)
Total from investments	N/M	7.30%	7.52%	7.37%	7.04%	7.31%
Operating expenses before leverage costs	1.14%	1.09%	1.10%	1.08%	1.08%	1.09%
Distributable cash flow before leverage costs	N/M	6.21%	6.42%	6.29%	5.96%	6.22%
As a percent of average net assets(5)
Total from investments	N/M	8.31%	8.59%	8.43%	8.01%	8.26%
Operating expenses before leverage costs	1.22%	1.24%	1.26%	1.24%	1.23%	1.24%
Leverage costs	N/M	0.16%	0.16%	0.16%	0.15%	0.15%
Distributable cash flow	N/M	6.91%	7.17%	7.03%	6.63%	6.87%

Selected Financial Information
Distributions paid on common stock	$6,346	$25,393	$6,346	$6,345	$6,351	$6,351
Distributions paid on common stock
per share	0.4375	1.7500	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	418,914	442,686	401,948	412,693	431,903	442,686
Average total assets during period(6)	359,641	417,826	393,379	409,102	421,356	445,692
Leverage(7)	49,000	56,300	43,800	46,600	48,400	56,300
Leverage as a percent of total assets	11.7%	12.7%	10.9%	11.3%	11.2%	12.7%
Net unrealized appreciation (depreciation),
end of period	(15,351)	55,201	9,854	23,330	47,406	55,201
Net assets, end of period	329,676	384,471	349,670	357,587	374,877	384,471
Average net assets during period(8)	334,232	366,900	344,470	357,879	370,482	394,581
Net asset value per common share	22.73	26.49	24.11	24.65	25.82	26.49
Market value per common share	22.33	24.08	24.02	24.81	23.84	24.08
Shares outstanding (000’s)	14,504	14,516	14,504	14,504	14,516	14,516

(1)	Commencement of operations.
(2)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(3)	Leverage costs include interest expense and other recurring leverage expenses.
(4)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on MLP distributions, and the value of paid-in-kind distributions.
(5)	Annualized for periods less than one full year. Certain of the ratios for the period from July 31, 2012 through November 30, 2012 are not meaningful due to partial investment of initial offering and leverage proceeds.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of short-term borrowings.
(8)	Computed by averaging daily net assets within each period.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	5

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Independence Fund, Inc.’s (“NDP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”) that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

NDP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments increased during the quarter, contributing to an increase in total assets of approximately $10.8 million since August 31, 2013. Distribution increases from our investments were in-line with our expectations while the increase in average total assets during the quarter resulted in increased asset-based expenses. We maintained our quarterly distribution of $0.4375 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, MLPs or affiliates of MLPs in which we invest and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (2) income from investments in the DCF calculation

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

6	2013 Annual Report

Management’s Discussion (unaudited)
(continued)

includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (3) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs that generally have a strong presence in North American oil and gas reservoirs, including shale.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio. We typically aim to write call options that are approximately 5 to 15 percent out-of-the-money on approximately 40 percent of our portfolio, although we may adjust these targets depending on market volatility and other market conditions.

Total distributions received from our investments and option strategy for the 4th quarter 2013 were approximately $8.1 million, an increase of approximately 8.6 percent as compared to 3rd quarter 2013. One portfolio company changed the timing of its distribution payment which shifted approximately $53,600 of distributions to NDP from the 3rd quarter 2013 to the 4th quarter 2013. In addition, the increase reflects the impact of various portfolio trading activity and additional leverage utilization. This reflects earnings on our investments of $3.3 million and net premiums on options written of approximately $4.8 million. On an annualized basis, the total received from investments equates to 7.31 percent of our average total assets for the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.09 percent of average total assets for the 4th quarter 2013, an increase of 0.01 percent as compared to 3rd quarter 2013. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets through December 31, 2014 and 0.10 percent of average monthly managed assets for the period from January 1, 2015 through December 31, 2016.

Leverage costs consist of the interest expense on our margin borrowing facility, which will vary from period to period as the facility has a variable interest rate. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below. Total leverage costs for DCF purposes were approximately $146,000 for the 4th quarter 2013, a slight increase as compared to 3rd quarter 2013.

The average annualized total cost of leverage was 1.06 percent as of November 30, 2013. Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR and the utilization of our margin facility. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable cash flow and capital gains

For 4th quarter 2013, our DCF was approximately $6.8 million, an increase of 9.4 percent as compared to 3rd quarter 2013. This increase is the net result of the changes in income and expenses as described above. This equates to an annualized rate of 6.22 percent of average total assets for the quarter and 6.87 percent of average net assets for the quarter. In addition, we had net realized gains on investments of approximately $12.3 million during the period.

We declared a distribution of $6.4 million for 4th quarter 2013. On a per share basis, we declared a $0.4375 per share distribution on November 11, 2013, unchanged from the 3rd quarter 2013.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2013 YTD and 4th quarter 2013 (in thousands):

	2013	4th Qtr
	YTD	2013
Net Investment Income	$164	$37
Adjustments to reconcile to DCF:
Net premiums on options written	17,618	4,781
Distributions characterized as return of capital	6,004	1,532
Dividends paid in stock	1,598	417
DCF	$25,384	$6,767

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	7

Management’s Discussion (unaudited)
(continued)

Liquidity and capital resources

We had total assets of approximately $443 million at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 4th quarter 2013, total assets increased approximately $10.8 million. This change was primarily the result of a $17.9 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and net sales during the quarter of approximately $7.4 million.

Total leverage outstanding at November 30, 2013 was $56.3 million, an increase of $7.9 million as compared to August 31, 2013. On an adjusted basis to reflect the payment of the 3rd quarter distribution at the beginning of the 4th quarter, total leverage increased approximately $1.5 million. Total leverage represented 12.7 percent of total assets at November 30, 2013, an increase from 11.2 percent at August 31, 2013 and an increase from 11.7 percent at November 30, 2012. Our leverage as a percent of total assets is within our long-term target level of 10 to 15 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 20 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in market values of our investments, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2013 were approximately 15 percent QDI, 79 percent ordinary dividend income, 3 percent long-term capital gain, and 3 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

8	2013 Annual Report

Schedule of Investments
November 30, 2013

	Shares	Fair Value
Common Stock — 82.7%(1)

Crude/Refined Products Pipelines — 0.6%(1)
United States — 0.6%(1)
Plains GP Holdings, L.P.(2)	91,716	$2,155,326

Natural Gas Pipelines — 3.3%(1)
United States — 3.3%(1)
EQT Corporation(3)	149,500	12,723,945

Oil and Gas Production — 78.8%(1)
Canada — 10.2%(1)
ARC Resources Ltd.	334,600	8,990,476
Cenovus Energy Inc.	153,200	4,474,972
Crescent Point Energy Corp.	285,700	10,731,059
Enerplus Corporation	275,800	5,082,994
Penn West Petroleum Ltd.	6,400	54,400
Suncor Energy Inc.(3)	286,100	9,921,948
The Netherlands — 2.0%(1)
Royal Dutch Shell plc (ADR)(2)	114,500	7,637,150
United Kingdom — 2.3%(1)
BP p.l.c. (ADR)	192,800	9,063,528
United States — 64.3%(1)
Anadarko Petroleum Corporation(3)	314,800	27,960,536
Antero Resources Corporation(4)	150,610	8,268,489
Apache Corporation(3)	111,100	10,164,539
Cabot Oil & Gas Corporation(3)	345,800	11,912,810
Chesapeake Energy Corporation(3)	478,400	12,854,608
Chevron Corporation	70,400	8,619,776
Concho Resources Inc.(3)(4)	69,500	7,223,135
ConocoPhillips	138,700	10,097,360
Continental Resources, Inc.(3)(4)	186,700	20,072,117
EOG Resources, Inc.(3)	174,800	28,842,000
Hess Corporation(3)	53,000	4,299,890
Jones Energy, Inc.(4)	306,870	4,434,272
Marathon Oil Corporation(3)	280,400	10,105,616
Noble Energy, Inc.(3)	72,800	5,113,472
Occidental Petroleum Corporation(3)	239,000	22,695,440
Pioneer Natural Resources Company(3)	172,400	30,644,100
Range Resources Corporation(3)	197,500	15,335,875
Whiting Petroleum Corporation(3)(4)	139,900	8,449,960
		303,050,522
Total Common Stock
(Cost $274,374,143)		317,929,793

Master Limited Partnerships
and Related Companies — 32.2%(1)

Crude/Refined Products Pipelines — 9.0%(1)
United States — 9.0%(1)
Buckeye Partners, L.P.(2)	45,700	3,111,713
Enbridge Energy Management, L.L.C.(2)(5)	418,359	11,948,330
Magellan Midstream Partners, L.P.(2)	75,000	4,660,500
MPLX LP(2)	117,232	4,468,884
Phillips 66 Partners LP(2)	65,900	2,170,746
Plains All American Pipeline, L.P.(2)	87,200	4,496,904
Rose Rock Midstream, L.P.(2)	32,489	1,165,380
Tesoro Logistics LP(2)	47,000	2,408,750
		34,431,207
Natural Gas/Natural Gas Liquids Pipelines — 8.1%(1)
United States — 8.1%(1)
Energy Transfer Partners, L.P.(2)	180,800	9,792,128
Enterprise Products Partners L.P.(2)	22,900	1,442,013
Kinder Morgan Management, LLC(2)(5)	143,339	10,975,494
Regency Energy Partners LP(2)	252,300	6,151,074
Williams Partners L.P.(2)	57,300	2,944,647
		31,305,356
Natural Gas Gathering/Processing — 4.5%(1)
United States — 4.5%(1)
Access Midstream Partners, L.P.(2)	58,900	3,308,413
Crosstex Energy, L.P.(2)	86,700	2,309,688
DCP Midstream Partners, LP(2)	94,524	4,554,166
Targa Resources Partners LP(2)	95,800	4,890,590
Western Gas Partners LP(2)	34,300	2,184,224
		17,247,081

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	9

Schedule of Investments (continued)
November 30, 2013

	Shares	Fair Value
Oil and Gas Production — 10.6%(1)
United States — 10.6%(1)
BreitBurn Energy Partners L.P.(2)	621,400	$11,750,674
EV Energy Partners, L.P.(2)	82,800	2,707,560
Legacy Reserves, L.P.(2)	446,000	12,037,540
Pioneer Southwest Energy Partners L.P.(2)	199,100	8,202,920
Vanguard Natural Resources, LLC(2)	212,100	6,053,334
		40,752,028
Total Master Limited Partnerships
and Related Companies (Cost $112,880,800)		123,735,672

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(6) (Cost $122,050)	122,050	$122,050
Total Investments — 114.9%(1)
(Cost $387,376,993)		441,787,515
Total Value of Options Written
(Premiums received $1,548,122) — (0.2%)(1)		(757,065)
Other Assets and Liabilities — (14.7%)(1)		(56,559,791)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$384,470,659

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of November 30, 2013.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

10	2013 Annual Report

Schedule of Options Written
November 30, 2013

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	December 2013	$100.00	1,574	$(25,184)
Apache Corporation	December 2013	97.50	1,111	(12,221)
Cabot Oil & Gas Corporation	December 2013	35.00	1,152	(70,272)
Cabot Oil & Gas Corporation	December 2013	37.50	2,306	(23,060)
Chesapeake Energy Corporation	December 2013	28.00	4,784	(124,384)
Concho Resources Inc.	December 2013	120.00	695	(24,325)
Continental Resources, Inc.	December 2013	125.00	1,867	(46,675)
EOG Resources, Inc.	December 2013	185.00	1,748	(38,456)
EQT Corporation	December 2013	90.00	1,495	(63,537)
Hess Corporation	December 2013	87.50	530	(6,890)
Marathon Oil Corporation	December 2013	39.00	2,804	(19,628)
Noble Energy, Inc.	December 2013	80.00	728	(7,280)
Occidental Petroleum Corporation	December 2013	105.00	1,000	(21,000)
Pioneer Natural Resources Company	December 2013	220.00	862	(17,240)
Range Resources Corporation	December 2013	80.00	1,975	(177,750)
Suncor Energy Inc.	December 2013	37.00	2,861	(37,193)
Whiting Petroleum Corporation	December 2013	70.00	1,399	(41,970)
Total Value of Call Options Written
(Premiums received $1,548,122)				$(757,065)

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	11

Statement of Assets & Liabilities
November 30, 2013

Assets
Investments at fair value (cost $387,376,993)	$441,787,515
Receivable for Adviser fee waiver	113,309
Dividends and distributions receivable	590,477
Receivable for investments sold	181,657
Prepaid expenses and other assets	13,090
Total assets	442,686,048
Liabilities
Options written, at fair value
(premiums received $1,548,122)	757,065
Payable to Adviser	830,937
Payable for investments purchased	181,926
Accrued expenses and other liabilities	145,461
Short-term borrowings	56,300,000
Total liabilities	58,215,389
Net assets applicable to
common stockholders	$384,470,659
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value;
14,516,071 shares issued and outstanding
(100,000,000 shares authorized)	$14,516
Additional paid-in capital	344,282,262
Undistributed net investment income	1,983,858
Accumulated net realized loss	(17,011,327)
Net unrealized appreciation	55,201,350
Net assets applicable to
common stockholders	$384,470,659
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$26.49

Statement of Operations
Year Ended November 30, 2013

Investment Income
Distributions from master limited partnerships	$6,579,355
Less return of capital on distributions	(6,004,002)
Net distributions from master limited partnerships	575,353
Dividends from common stock
(net of foreign taxes withheld of $364,581)	4,709,004
Dividends from money market mutual funds	244
Total Investment Income	5,284,601
Operating Expenses
Advisory fees	4,590,828
Administrator fees	169,465
Professional fees	128,598
Stockholder communication expenses	66,619
Directors’ fees	60,608
Fund accounting fees	57,755
Custodian fees and expenses	26,709
Registration fees	24,878
Stock transfer agent fees	11,364
Other operating expenses	39,898
Total Operating Expenses	5,176,722
Leverage Expenses
Interest expense	569,999
Total Expenses	5,746,721
Less fees waived by Adviser	(626,022)
Net Expenses	5,120,699
Net Investment Income	163,902
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	17,440,828
Net realized loss on options	(8,264,511)
Net realized gain on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	2,042
Net realized gain	9,178,359
Net unrealized appreciation of investments,
including foreign currency gain (loss)	70,545,317
Net unrealized appreciation of options	7,286
Net unrealized depreciation of other assets
and liabilities due to foreign
currency translation	(77)
Net unrealized appreciation	70,552,526
Net Realized and Unrealized Gains	79,730,885
Net Increase in Net Assets Applicable
to Common Stockholders
Resulting from Operations	$79,894,787

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

12	2013 Annual Report

Statement of Changes in Net Assets

		Period from
		July 31, 2012(1)
	Year Ended	through
	November 30, 2013	November 30, 2012
Operations
Net investment income	$163,902	$606,252
Net realized gain	9,178,359	5,203,725
Net unrealized appreciation (depreciation)	70,552,526	(15,351,176)
Net increase (decrease) in net assets applicable to common stockholders
resulting from operations	79,894,787	(9,541,199)
Distributions to Common Stockholders
Net investment income	(3,995,630)	(430,049)
Net realized gain	(20,541,811)	(5,212,217)
Return of capital	(855,296)	(703,321)
Total distributions to common stockholders	(25,392,737)	(6,345,587)
Capital Stock Transactions
Proceeds from initial public offering of 14,500,000 common shares	—	362,500,000
Underwriting discounts and offering expenses associated with the issuance
of common stock	—	(17,037,500)
Issuance of 11,871 common shares from reinvestment of
distributions to stockholders	292,620	—
Net increase in net assets applicable to common stockholders
from capital stock transactions	292,620	345,462,500
Total increase in net assets applicable to common stockholders	54,794,670	329,575,714
Net Assets
Beginning of period	329,675,989	100,275
End of period	$384,470,659	$329,675,989
Undistributed net investment income, end of period	$1,983,858	$194,667

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	13

Statement of Cash Flows
Year Ended November 30, 2013

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$6,578,295
Dividend income received	4,736,627
Purchases of long-term investments	(228,210,283)
Proceeds from sales of long-term investments	248,144,470
Purchases of short-term investments, net	(10,087)
Call options written, net	(8,248,524)
Interest expense paid	(568,253)
Operating expenses paid	(4,417,501)
Net cash provided by operating activities	18,004,744
Cash Flows From Financing Activities
Advances from margin loan facility	74,500,000
Repayments on margin loan facility	(67,200,000)
Distributions paid to common stockholders	(25,304,744)
Net cash used in financing activities	(18,004,744)
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$79,894,787
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(189,943,576)
Proceeds from sales of long-term investments	209,906,973
Purchases of short-term investments, net	(10,087)
Call options written, net	(8,248,524)
Return of capital on distributions received	6,004,002
Net unrealized appreciation	(70,552,526)
Net realized gain	(9,178,359)
Changes in operating assets and liabilities:
Decrease in dividends and distributions receivable	26,318
Decrease in prepaid expenses and other assets	10,417
Decrease in receivable for investments sold	38,237,497
Decrease in payable for investments purchased	(38,266,707)
Increase in payable to Adviser, net of fees waived	100,537
Increase in accrued expenses and other liabilities	23,992
Total adjustments	(61,890,043)
Net cash provided by operating activities	$18,004,744
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$292,620

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

14	2013 Annual Report

Financial Highlights

		Period from
		July 31, 2012(1)
	Year Ended	through
	November 30, 2013	November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$22.73	$—
Public offering price	—	25.00
Income (loss) from Investment Operations
Net investment income(3)	0.01	0.04
Net realized and unrealized gains (losses)(3)	5.50	(0.65)
Total income (loss) from investment operations	5.51	(0.61)
Distributions to Common Stockholders
Net investment income	(0.27)	(0.03)
Net realized gain	(1.42)	(0.36)
Return of capital	(0.06)	(0.05)
Total distributions to common stockholders	(1.75)	(0.44)
Underwriting discounts and offering costs on issuance of common stock(4)	—	(1.22)
Net Asset Value, end of period	$26.49	$22.73
Per common share market value, end of period	$24.08	$22.33
Total Investment Return Based on Market Value(5)	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$384,471	$329,676
Average net assets (000’s)	$366,900	$334,232
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.25%	1.18%
Other operating expenses	0.16	0.20
Fee waiver	(0.17)	(0.16)
Subtotal	1.24	1.22
Leverage expenses	0.16	0.10
Total expenses	1.40%	1.32%
Ratio of net investment income (loss) to average net assets before fee waiver(6)	(0.13)%	0.38%
Ratio of net investment income to average net assets after fee waiver(6)	0.04%	0.54%
Portfolio turnover rate	45.56%	15.68%
Short-term borrowings, end of period (000’s)	$56,300	$49,000
Asset coverage, per $1,000 of principal amount of short-term borrowings(7)	$7,829	$7,728
Asset coverage ratio of short-term borrowings(7)	783%	773%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	15

Notes to Financial Statements
November 30, 2013

1. Organization

Tortoise Energy Independence Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 11, 2012, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American energy companies. The Company commenced operations on July 31, 2012. The Company’s stock is listed on the New York Stock Exchange under the symbol “NDP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at November 30, 2013.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2013, the Company reallocated the amount of 2012 investment income and return of capital it recognized based on the 2012 tax

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

16	2013 Annual Report

Notes to Financial Statements (continued)

reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $384,000 or $0.026 per share, an increase in unrealized appreciation of investments of approximately $364,000 or $0.025 per share, and an increase in realized gains of approximately $20,000 or $0.001 per share for the year ended November 30, 2013.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise or expiration, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	17

Notes to Financial Statements (continued)

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent accounting pronouncements
In December 2011, the Financial Accounting Standards Board issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The Company has adopted these amendments, which did not have an impact on the financial statements.

3. Concentration risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of North American energy companies, including at least 70 percent of its total assets in equity securities of upstream energy companies. The Company considers a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, North America and (ii) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or that provide associated transportation, processing, equipment, storage, and servicing. The Company considers a company to be an upstream energy company if (i) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to 0.15 percent of average monthly Managed Assets for the period from the commencement of operations through December 31, 2014 and 0.10 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2016.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

18	2013 Annual Report

Notes to Financial Statements (continued)

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences primarily related to return of capital distributions and character differences of realized gains on MLP investments resulted in the reclassification of $6,476,215 to undistributed net investment income, $(5,620,919) to accumulated net realized loss and $(855,296) to additional paid-in capital.

The tax character of distributions paid to common stockholders for the year ending November 30, 2013 and the period from July 31, 2012 (commencement of operations) through November 30, 2012 was as follows:

		Period from
		July 31, 2012
	Year Ended	through
	November 30, 2013	November 30, 2012
Ordinary income*	$23,864,641	$5,437,639
Long-term capital gain	877,427	—
Return of capital	855,296	703,321
Total distributions	$25,597,364	$6,140,960

*For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$57,141,139
Other temporary differences*	(16,967,258)
Accumulated earnings	$40,173,881

*Other temporary differences primarily relate to losses deferred under straddle regulations per IRC Code Sec. 1092.

As of November 30, 2013, the aggregate cost of securities for federal income tax purposes was $384,019,802. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $61,409,502, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $3,641,789 and the net unrealized appreciation was $57,767,713.

6. Fair value of financial instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	19

Notes to Financial Statements (continued)

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2013. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	November 30, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$317,929,793	$317,929,793	$—	$—
Master Limited
Partnerships and
Related Companies(a)	123,735,672	123,735,672	—	—
Total Equity Securities	441,665,465	441,665,465	—	—
Other Securities:
Short-Term Investment(b)	122,050	122,050	—	—
Total Assets	$441,787,515	$441,787,515	$—	$—
Liabilities
Written Call Options	$757,065	$757,065	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2013.

The Company did not hold any Level 3 securities during the year ended November 30, 2013. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the year ended November 30, 2013.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the year ended November 30, 2013, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2012	26,911	$1,532,136
Options written	323,360	18,710,805
Options closed	(262,139)	(15,734,860)
Options exercised	(12,720)	(569,599)
Options expired	(46,521)	(2,390,360)
Options outstanding at November 30, 2013	28,891	$1,548,122

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at November 30, 2013:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$757,065

The following table presents the effect of derivatives on the Statement of Operations for the year ended November 30, 2013:

	Location of Gains (Losses) on Derivatives
Derivatives not accounted for as	Net Realized Gain	Net Unrealized
hedging instruments under ASC 815	(Loss) on Options	Appreciation of Options
Written equity call options	$(8,275,489)	$7,286
Purchased equity call options	10,978	—
Total	$(8,264,511)	$7,286

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

20	2013 Annual Report

Notes to Financial Statements (continued)

8. Investment transactions

For the year ended November 30, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $189,943,576 and $209,906,973 (excluding short-term debt securities), respectively.

9. Common stock

The Company has 100,000,000 shares of capital stock authorized and 14,516,071 shares outstanding at November 30, 2013. Transactions in common stock for the year ended November 30, 2013, were as follows:

Shares at November 30, 2012	14,504,200
Shares issued through reinvestment of distributions	11,871
Shares at November 30, 2013	14,516,071

10. Credit facility

As of November 30, 2013, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $65,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility generally will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the year ended November 30, 2013 was approximately $50,500,000 and 1.04 percent, respectively. At November 30, 2013, the principal balance outstanding was $56,300,000 at an interest rate of 1.02 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2013, the Company was in compliance with the terms of the margin loan facility.

11. Subsequent events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Energy Independence Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Independence Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, and the statements changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Independence Fund, Inc. at November 30, 2013, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 21, 2014

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

22	2013 Annual Report

Company Officers and Directors (unaudited)
November 30, 2013

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length		Complex Overseen	Directorships
Name and Age*	of Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Independent Directors**
Conrad S. Ciccotello (Born 1960)	Director since 2012	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

John R. Graham (Born 1945)	Director since 2012

Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

			7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

Charles E. Heath (Born 1942)	Director since 2012	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG and TTP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
**	Subsequent to fiscal year-end, Mr. Graham passed away. Effective January 1, 2014, Mr. Rand C. Berney joined the Company’s Board of Directors as an independent director. Mr. Berney also joined the Board of Directors of each of TYG, TYY, TYN, TPZ, NTG and TTP. Mr. Berney was born in 1955. Mr. Berney is Executive-in-Residence and Professor for Professional Financial Planning course and Professional Ethics course, College of Business Administration, Kansas State University since 2012. He was formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002. Mr. Berney is a member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	23

Company Officers and Directors (unaudited) (continued)
November 30, 2013

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length		Complex Overseen	Directorships
Name and Age*	of Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Interested Director and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2012	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TYN, TPZ, NTG and TTP since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.	7	None

Terry Matlack (Born 1956)	Chief Executive Officer since 2012; Director since November 12, 2012	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TYY, TYN, TPZ, NTG and TTP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYY, TYN and TPZ since May 2011 and of TTP since inception; Chief Financial Officer of each of TYG, TYY, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.	7	None

P. Bradley Adams (Born 1960)	Chief Financial Officer since 2012

Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of each of NTG and TTP since its inception and of each of TYG, TYY, TYN and TPZ since May 2011; Assistant Treasurer of TYG, TYY, and TYN from April 2008 to May 2011, of TPZ from its inception to May 2011, and of TTO from April 2008 to June 2012.

			N/A	None

Zachary A. Hamel (Born 1965)	President since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of TTP since its inception; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN since 2007, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

			N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2012

Managing Director of the Adviser and member of the Investment Committee since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of each of TYG, TYY and TYN since 2005, of each of TPZ, NTG and TTP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of TYY since 2005, of each of TYG and TYN since 2007, of each of TPZ, NTG and TTP since its inception, and of TTO from inception through November 2011. CFA designation since 1996.

			N/A	None

David J. Schulte (Born 1961)	Senior Vice President since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CORR) since 2005 and President from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG, TYY, TYN, and TPZ since May 2011, of NTG since 2010 and of TTP since its inception. CFA designation since 1992.

			N/A	CorEnergy Infrastructure Trust, Inc. (“CORR”) (formerly Tortoise Capital Resources Corporation)

(1)	This number includes TYG, TYY, TYN, TPZ, NTG, TTP and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG and TTP.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

24	2013 Annual Report

Additional Information (unaudited)

Notice to stockholders

For stockholders that do not have a November 30, 2013 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2013, the Company is designating the following items with regard to distributions paid during the year.

Common distributions

Qualifying For
Return Of	Long-Term				Corporate
Capital	Capital Gain	Ordinary Income	Total	Qualifying	Dividends Rec.
Distributions	Distributions(1)	Distributions	Distributions	Dividends(2)	Deduction(3)
3.34%	3.43%	93.23%	100.00%	15.68%	4.60%

(1)	The Company designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.
(2)	Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction.”

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2013, the aggregate compensation paid by the Company to the independent directors was $59,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2013 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	25

Additional Information (unaudited) (continued)

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic dividend reinvestment plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the investment advisory agreement

In approving the renewal of the Investment Advisory Agreement in November 2013, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Independent Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided.
The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, energy markets and financing. The Independent Directors concluded that the nature of the Company and the specialized expertise of the Adviser in the energy market made it qualified to serve as the adviser. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

26	2013 Annual Report

Additional Information (unaudited) (continued)

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the energy sector. The Independent Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other investment advisers to closed-end funds with similar investment objectives and strategies.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies to the Company. The Independent Directors concluded that the fees and expenses that the Company is paying under the Investment Advisory Agreement, as well as the operating expense ratios of the Company, are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds. The Independent Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.15 percent of its 1.10 percent investment advisory fee through December 31, 2014 and in the amount of 0.10 percent of its 1.10 percent investment advisory fee for the period from January 1, 2015 through December 31, 2016.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its reasonable fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, and taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 Annual Report	29

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Independence Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent (effective 1/1/14)

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: NDP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,257	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$409
Tortoise Energy Capital Corp.		Midstream Equity	$1,164	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$454
Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,982	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$235
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$285

(1) As of 12/31/13

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Energy Independence Fund, Inc.
11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$101,000	$79,000
Audit-Related Fees	—	—
Tax Fees	$15,000	—
All Other Fees	—	—
Aggregate Non-Audit Fees	$15,000	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2013 and 2012, the Adviser paid approximately $70,500 and $15,000 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and at November 30, 2013 was comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath. Mr. Graham died in December 2013, and effective January 1, 2014, Mr. Rand C. Berney joined the Registrant's Board of Directors and became a member of the audit committee. As of the date of filing of this report, the Registrant's audit committee consists of Mr. Ciccotello, Mr. Heath and Mr. Berney.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2012.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey and Robert Thummel, all of whom are Managing Directors of the Adviser. These individuals comprise the Registrant’s investment committee and share responsibility for management of the Registrant’s investments. It is the policy of the investment committee that any decision to add a portfolio investment must be approved by their unanimous vote. Biographical information about each member of the investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Pipeline & Energy Fund, Inc. (“TTP”) since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since 2012; Director since November 12, 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TYY, TYN, TPZ, NTG and TTP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYY, TYN and TPZ since May 2011 and of TTP since inception; Chief Financial Officer of each of TYG, TYY, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG, TYY and TPZ since May 2011, and of TTP since its inception; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN since 2007, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of each of TYG, TYY and TYN since 2005, of each of TPZ, NTG and TTP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of TYY since 2005, of each of TYG and TYN since 2007, of each of TPZ, NTG and TTP since its inception, and of TTO from inception through November 2011. CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CorEnergy Infrastructure Trust, Inc. (“CORR”)) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG, TYY, TYN, and TPZ since May 2011, of NTG since 2010 and of TTP since its inception. CFA designation since 1992.

Robert Thummel (Born 1972)	N/A

Managing Director, Portfolio Manager and Senior Investment Analyst of the Adviser; President of TYN since September 2008; Joined the Adviser in 2004 as an Investment Analyst; Previously, Director of Finance at KLT Inc., a subsidiary of Great Plains Energy (1998-2004); Senior Auditor at Ernst & Young LLP (1995-1998).

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG and TTP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2013:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	11	$7,990,831,803	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Zachary A. Hamel
Registered investment companies	11	$7,990,831,803	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Kenneth P. Malvey
Registered investment companies	11	$7,990,831,803	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Terry Matlack
Registered investment companies	11	$7,990,831,803	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
David J. Schulte
Registered investment companies	11	$7,990,831,803	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Rob Thummel
Registered investment companies	0	—	0	—
Other pooled investment vehicles	0	—	0	—
Other accounts	0	—	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for six other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments certain employees of the Adviser may become aware of actions planned, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of companies about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack, Schulte or Thummel receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Each of Messrs. Birzer, Hamel, Malvey, Matlack, Schulte and Thummel has a services agreement with the Adviser and receives a base guaranteed payment from the Adviser for the services he provides. They are also eligible for an annual cash bonus based on the Adviser's earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack, Schulte and Thummel are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack, Schulte and Thummel own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2013:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$100,001-$500,000
Terry Matlack	$50,001-$100,000
David J. Schulte	$10,001-$50,000
Rob Thummel	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/13-6/30/13
Month #2	0	0	0	0
7/1/13-7/31/13
Month #3	0	0	0	0
8/1/13-8/31/13
Month #4	0	0	0	0
9/1/13-9/30/13
Month #5	0	0	0	0
10/1/13-10/31/13
Month #6	0	0	0	0
11/1/13-11/30/13
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Independence Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2014

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date January 21, 2014